UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska             68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

8/31

Date of reporting period:  8/31/13

Item 1.  Reports to Stockholders.

HUNDREDFOLD FUNDS

ANNUAL REPORT

August 31, 2013

Hundredfold Select Alternative Fund

Service Class (SFHYX)

Investor Class (HFSAX)

Hundredfold Select Equity Fund

Service Class (SFEOX)

1-855-582-8006

www.HundredfoldSelect.com

Distributed by Ceros Financial Services, Inc.

Hundredfold Funds
LETTER TO SHAREHOLDERS

August 31, 2013

Dear Shareholders,

This Annual Report for the Hundredfold Select Funds covers the period from September 1, 2012 to August 31, 2013 (the “annual period”) for the Hundredfold Select Alternative Fund and the Hundredfold Select Equity Fund.  Hundredfold Advisors, LLC, serves as the sub-advisor to the Hundredfold Select Funds.  The fiscal year 2013 marked continuation of the bullish rally in equities that began back in 2009.  The commonly watched S&P 500 Total Return Index surpassed its 2007 peak during the period to trade at all-time highs.  The Federal Reserve was seen as a key factor in providing stimulus and relative stability to the markets.  The beginning of the period had equity markets transitioning from a positive reaction to the Fed’s fiscal actions to a more negative state regarding the uncertainty surrounding the presidential elections.   Equity markets firmed late in the 2012 calendar year.  Talk of the “fiscal cliff” had begun but at the time, was overshadowed by resolution to the election as well as positive economic news out of Japan, China, and Europe.  A strong equity market and a weak bond market in January set the tone which generally played out for the remainder of the annual period.  Volatility did increase during the summer, sparked by investors’ mixed response to the Fed’s announcement of potential monetary tapering.

Equities:

The Period had strong returns from the stock market but several minor corrections along the way kept investors questioning the longevity of the bull market.  In November of 2012, the S&P 500 Total Return Index broke below key technical levels but quickly rebounded to spark a new up-leg.  In the final days of 2012 and a few times in the summer of 2013, the S&P corrected to below technical levels that historically have led to further losses.  On all occasions, however, the stock market snapped back to not only recover the losses but also to multi-month highs to continue the major uptrend.  Various methods are implemented by the fund’s management team to identify periods of heightened risk.  Exposure is typically reduced during such conditions but market snap-backs after negative trend changes can result in lagging performance.

Fixed Income:

Performance of fixed income securities were mixed when viewed as a whole while divergences were seen among various bond sectors or classes.  Long-term government bonds fell during the period with the connected consequence of rising interest rates.  Not all bond classes followed the same path of long-term government bonds.  High yield and floating rate areas performed well despite a mid-period minor correction.

The Hundredfold Select Alternative Fund is benchmarked to the Barclay’s Capital U.S. Aggregate Bond Index (AGG) and returned 5.30% for the period versus -2.47% for the benchmark.  The management team successfully mitigated risk during the mid-2013 corrections.  The fund practiced tactical shifts within various asset classes with greatest weight within the high yield and floating rate areas.  Leverage was routinely used to increase exposure, mostly using low beta and non-correlated investments in an effort to reduce volatility.

The Hundredfold Select Equity Fund is benchmarked to the S&P 500 Total Return Index.  The fund returned a gain of 5.84% during the period while the S&P 500 Total Return Index gained 18.70%.  Methods traditionally tied to risk reduction negatively impacted performance as the sharp directional shifts often punished trend followers and rewarded buying during periods of heightened volatility.  An increased focus on relative strength improved upside capture of the S&P during Q1, 2013.  Slow response to market changes was still an issue in an effort to allow the market to establish positive or negative progress before larger shifts in holdings.  This approach yielded some positive characteristics but proved too conservative.  By August of 2013, portfolio adjustments were made putting more weight on techniques that tend to be more responsive to market changes.  Additionally, a selection of core holdings was added to diversify over several categories.

Hundredfold Select Alternative Fund
PORTFOLIO REVIEW (Unaudited)
August 31, 2013

The Fund's performance figures* for the year ending August 31, 2013, compared to its benchmarks:
		Average Annual Total Return
				Since	Since
				Inception	Inception
	1 Year	3 Year	5 Year	September 1, 2004	October 24, 2012
Hundredfold Select Alternative Fund - Service Class	5.30%	7.40%	9.91%	6.04%	N/A
Hundredfold Select Alternative Fund - Investor Class	N/A	N/A	N/A	N/A	4.15%
Barclays Capital U.S Aggregate Bond Index **	(2.47)%	2.58%	4.93%	4.62%	(2.53)%
S&P 500 Total Return Index ***	18.70%	18.40%	7.32%	6.63%	18.19%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-855-582-8006.

** The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities).  Investors cannot invest directly in an index or benchmark.

*** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  Investors cannot invest directly in an index.

	Top Holdings by Asset Class		% of Net Assets
	Debt Fund		23.7%
	Asset Allocation Funds		9.6%
	Other, Cash and Cash Equivalents		66.7%
	Total		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Hundredfold Select Alternative Fund
Schedule of Investments
August 31, 2013

Shares			Value
		MUTUAL FUNDS - 33.3%			TOTAL INVESTMENTS - 79.8% (Cost - $107,894,262) (d)			$ 107,879,070
		ASSET ALLOCATION FUNDS - 9.6%			OTHER ASSETS LESS LIABILITIES - 20.2%			27,264,948
492,063		Gabelli Enterprise Mergers and Acquisitions Fund (a)	$ 6,239,365		NET ASSETS - 100.0%			$ 135,144,018
606,195		Hatteras Alpha Hedged Strategies Fund (a)	6,795,443
			13,034,808		(a) Non income producing.
		DEBT FUND - 23.7%			(b)		Variable rate security; the rate shown represents the rate at August 31, 2013.
4,188,482		SEI Institutional Managed Trust - High Yield Bond Fund	32,000,000		(c)		All or part of the security was held as collateral for swap contracts as of August 31, 2013.
					(d)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes (excluding the value of swap positions) is $107,894,262 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		TOTAL MUTUAL FUNDS (Cost - $45,050,000)	45,034,808

		SHORT-TERM INVESTMENTS - 46.5%				Unrealized Appreciation:		$ 39,366
		MONEY MARKET FUND - 46.5%				Unrealized Depreciation:		(54,558)
62,844,262		Fidelity Institutional Money Market Funds - Money	62,844,262			Net Unrealized Depreciation:		$ (15,192)
		Market Portfolio - 0.18% (Cost - $62,844,262) (b,c)

Hundredfold Select Alternative Fund
Long Equity Swap Contracts
								Unrealized Appreciation/ (Depreciation)
			Number of Shares	Notional Value at August 31, 2013	Interest Rate Payable *	Termination Date
Reference Entity							Counterparty
WisdomTree Chinese Yuan Fund			52,000	$ 1,358,952	1-Mth USD_LIBOR plus 30 bps	12/9/2013	CS	$ (494)
Guggenheim Floating Rate Strategic Fund			752,572	20,125,112	3-Mth USD_LIBOR plus 100 bps	8/18/2014	CS	65,176
Lord Abbett Floating Rate Inc Fund			2,117,072	20,129,995	3-Mth USD_LIBOR plus 100 bps	8/11/2014	CS	37,738
Oppenheimer Senior Floating Rate			1,588,732	13,376,062	3-Mth USD_LIBOR plus 100 bps	8/22/2014	CS	(11,130)
Totals				$ 54,990,121				$ 91,290

		CS- Credit Suisse Capital, LLC
	*	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

See accompanying notes to financial statements.

Hundredfold Select Equity Fund
PORTFOLIO REVIEW (Unaudited)
August 31, 2013

The Fund's performance figures* for the year ending August 31, 2013, compared to its benchmarks:
	Average Annual Total Return
				Since
				Inception
	1 Year	3 Year	5 Year	October 11, 2004
Hundredfold Select Equity Fund	5.84%	2.70%	1.70%	2.15%
S&P 500 Total Return Index **	18.70%	18.40%	7.32%	6.49%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-855-582-8006.

** The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Top Holdings by Asset Class		% of Net Assets
Asset Allocation Fund		20.6%
Exchange Traded Funds		20.0%
Other, Cash and Cash Equivalents		59.4%
Total		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund's holdings.

Hundredfold Select Equity Fund
Schedule of Investments
August 31, 2013

Shares			Value	Shares			Value
		MUTUAL FUND - 20.6%			SHORT-TERM INVESTMENTS - 60.0%
		ASSET ALLOCATION FUND - 20.6%			MONEY MARKET FUND - 60.0%
36,687		OnTrack Core Fund (Cost - $1,900,000) (a)	$ 1,863,678	5,429,490	Fidelity Institutional Money Market Funds - Money Market Portfolio 0.18% (Cost - $5,429,490) (b,c)		$ 5,429,490

EXCHANGE TRADED FUNDS - 20.0%
		EQUITY FUND - 20.0%			TOTAL INVESTMENTS - 100.6% (Cost - $9,140,662) (d)		$ 9,100,062
43,332		Eventide Gilead Fund	893,934		LIABILITIES LESS OTHER ASSETS - (0.6) %		(50,285)
24,000		iShares MSCI Emerging Markets ETF	912,960		NET ASSETS - 100.0%		$ 9,049,777
		TOTAL EXCHANGE TRADED FUNDS (Cost - $1,811,172)	1,806,894

	(a)	Affiliated investment company.
	(b)	Variable rate security; the rate shown represents the rate at August 31, 2013.
	(c)	All or part of the security was held as collateral for future contracts as of August 31, 2013.
(d)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes (excluding the value of futures positions) is $9,140,662 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

						Unrealized Appreciation:	$ 1,789
						Unrealized Depreciation:	(42,389)
						Net Unrealized Depreciation:	$ (40,600)

Hundredfold Select Equity Fund
Future Contracts

No. of Contracts		Name			Expiration	Notional Value at August 31, 2013	Unrealized Gain
9		Russell 2000 Mini Future			September-13	$ 909,000	$ 1,710

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2013
	Hundredfold Select Alternative Fund	Hundredfold Select Equity Fund
Assets:
Investments securities:
At cost
Unaffiliated issuers	$ 107,894,262	$ 7,240,662
Affiliated issuers	-	1,900,000
At value
Unaffiliated issuers	$ 107,879,070	$ 7,236,384
Affiliated issuers		1,863,678
Cash:
Deposits for swaps	27,920,000	-
Unrealized appreciation on swaps	91,290	-
Receivables:
For fund securities sold	-	876,422
For fund shares sold	17,286	-
For futures - variation margin	-	1,710
Dividends and interest	85,163	239
Other Assets	1,429	-
Total assets	135,994,238	9,978,433

Liabilities:
Payables:
Investment securities purchased	-	911,172
Accrued investment advisory fees	115,938	6,773
Accrued distribution expense	89,501	7,145
Accrued operating services fees	67,485	3,291
Payable to broker - swaps	556,957	-
For fund shares redeemed	20,339	275
Total liabilities	850,220	928,656

Net Assets	$ 135,144,018	$ 9,049,777

Net Assets Consist Of:
Paid in Capital	130,202,129	11,687,343
Accumulated net investment Income (loss)	262,296	(110,434)
Accumulated net realized gain (loss)	4,603,495	(2,488,242)
Net unrealized appreciation (depreciation) on:
Investments	(15,192)	(40,600)
Futures	-	1,710
Swaps	91,290	-
Total Net Assets	$ 135,144,018	$ 9,049,777

Calculation of Net Asset Value Per Share:
Service Class
Net assets	$ 106,979,726	$ 9,049,777
Shares outstanding (unlimited shares of beneficial interest
authorized, no par value)	4,575,591	466,883
Net asset value, redemption and offering price per share	$ 23.38	$ 19.38

Investor Class (a)
Net assets	$ 28,164,292
Shares outstanding (unlimited shares of beneficial interest
authorized, no par value)	1,201,281
Net asset value, redemption and offering price per share	$ 23.45

(a) Hundredfold Alternative Fund Investor Class shares commenced operations on October 24, 2012.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2013
	Hundredfold Select Alternative Fund	Hundredfold Select Equity Fund
Investment income:
Dividend income
Unaffiliated investments	$4,813,373	$70,634
Affiliated investments - See Note 4	2,034	-
Interest income from non-affiliated investments	22,371	3,700
Total investment income	4,837,778	74,334

Expenses:
Investment advisory fees	1,251,451	80,218
Distribution expenses	1,073,401	80,218
Operating services fees	569,330	36,097
Total expenses	2,894,182	196,533
Less: Reimbursement of expenses from Advisor	(1,331)	(1,597)
Total expenses	2,892,851	194,936
Net investment income (loss)	1,944,927	(120,602)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Unaffiliated Investments	3,192,443	525,952
Affiliated Investments - See Note 4	65,822	-
Futures	1,412,330	339,282
Swaps	1,585,738	8,946
	6,256,333	874,180
Capital gain distributions from regulated investment companies	44,715	-

Change in unrealized appreciation (depreciation) on:
Investments	(2,207,433)	(313,293)
Futures	(41,880)	(40,070)
Swaps	(188,930)	-
	(2,438,243)	(353,363)
Net realized and unrealized gain on investments	3,862,805	520,817

Net increase in net assets resulting from operations	$5,807,732	$400,215

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Hundredfold Select Alternative Fund		Hundredfold Select Equity Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012
Increase (Decrease) in net assets from:

Operations:
Net investment income (loss)	$1,944,927	$1,491,360	$(120,602)	$(247,872)
Net realized gain (loss) on investments	6,256,333	3,940,541	874,180	(830,220)
Capital gain distributions from regulated investment companies	44,715	-	-	-
Change in net unrealized appreciation (depreciation) on investments	(2,438,243)	2,302,315	(353,363)	138,191
Net increase (decrease) in net assets resulting from operations	5,807,732	7,734,216	400,215	(939,901)

Distributions to shareholders:
Net investment income
Service Class	(1,783,214)	(1,040,057)	-	-
Investor Class	(359,657)	-	-	-
Net realized gain
Service Class	(4,648,928)	(2,349,649)	-	-
Investor Class	(631,083)	-	-	-
Total distributions to shareholders	(7,422,882)	(3,389,706)	-	-

Capital share transactions:
Proceeds from shares sold:
Service Class	34,880,371	57,189,174	3,040,739	1,374,444
Investor Class	32,967,067	-	-	-
Net asset value of shares issued in reinvestment of distributions:
Service Class	5,461,044	3,020,588	-	-
Investor Class	234,395	-	-	-
Payments for shares redeemed
Service Class	(38,594,274)	(16,269,400)	(3,315,127)	(8,816,529)
Investor Class	(4,558,693)	-	-	-
Total increase (decrease) in net assets from capital share transactions
	30,389,910	43,940,362	(274,388)	(7,442,085)

Total increase (decrease) in net assets	28,774,760	48,284,872	125,827	(8,381,986)

Net assets:
Beginning of year	106,369,258	58,084,386	8,923,950	17,305,936
End of year	$135,144,018	$106,369,258	$9,049,777	$8,923,950
Accumulated net investment Income
(loss), end of period	$262,296	$-	$(110,434)	$(126,125)
	.		.

	Hundredfold Select Alternative Fund		Hundredfold Select Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,
	2013	2012	2013	2012

Service Class
Shares sold	1,467,288	2,499,308	156,570	73,765
Shares issued in reinvestment of distributions	234,628	136,172	-	-
Shares redeemed	(1,620,268)	(705,020)	(176,967)	(487,155)
Net increase (decrease) in shares	81,648	1,930,460	(20,397)	(413,390)

Investor Class (a)
Shares sold	1,382,366	-	-	-
Shares issued in reinvestment of distributions	10,023	-	-	-
Shares redeemed	(191,108)	-	-	-
Net increase in shares	1,201,281	-	-	-

(a) Hundredfold Alternative Fund Investor Class shares commenced operations on October 24, 2012.

See accompanying notes to financial statements.

Financial Highlights

														Ratios to Average Net Assets
			Net Realized															Net
			and	Net Increase														Investment
	Net Asset	Net	Unrealized	(Decrease)	Dividends	Distributions				Net Asset								Income (Loss)
	Value,	Investment	Gain	in Net Asset	from Net	from				Value,			Net Assets,					After Expense	Portfolio
	Beginning	Income	(Loss) on	Value Resulting	Investment	Realized		Total		End	Total		End of Year/	Total		Net		Reimbursement/	Turnover
Year/Period	of Year/Period	(Loss)[1]	Investments	from Operations	Income	Capital Gains		Distributions		of Year/Period	Return[2]		Period (,000)	Expenses[3]		Expenses[3]		Recoupment[4]	Rate[5]
Hundredfold Select Alternative Fund
Investor Class
For the year ended August 31, 2013 [6]	$ 23.97	$ 0.40	$ 0.52	$ 0.92	$ (0.36)	$ (1.08)		$ (1.44)		$ 23.45	3.97%	[7,8]	$ 28,164	1.54%	[9]	1.54%	[9]	1.96%	429%
Hundredfold Select Alternative Fund
Service Class
Year Ended August 31, 2013	$ 23.67	$ 0.35	$ 0.83	$ 1.18	$ (0.39)	$ (1.08)		$ (1.47)		$ 23.38	5.12%	[7]	$ 106,980	2.44%		2.44%		1.49%	429%
Year Ended August 31, 2012	22.66	0.41	1.78	2.19	(0.34)	(0.84)		(1.18)		23.67	10.00%		106,369	2.45%		2.45%		1.79%	418%
Year Ended August 31, 2011	22.20	0.41	1.12	1.53	(0.43)	(0.64)		(1.07)		22.66	6.95%		58,084	2.55%		2.55%		1.79%	360%
Year ended August 31, 2010	20.36	0.36	2.35	2.71	(0.87)	-		(0.87)		22.20	13.51%		45,150	2.55%		2.55%		1.69%	192%
Year ended August 31, 2009	18.33	0.50	2.00	2.50	(0.47)	-		(0.47)		20.36	14.09%		28,081	2.67%		2.59%		2.76%	297%

Hundredfold Select Equity Fund
Year Ended August 31, 2013	$ 18.31	$ (0.28)	$ 1.35	$ 1.07	$ -	$ -		$ -		$ 19.38	5.84%		$ 9,050	2.45%		2.43%		(1.50%)	1,534%
Year Ended August 31, 2012	19.21	(0.34)	(0.56)	(0.90)	-	-		-		18.31	(4.69%)		8,924	2.46%		2.46%		(1.85%)	2,277%
Year Ended August 31, 2011	17.89	(0.39)	1.71	1.32	-	-		-		19.21	7.38%	[10]	17,306	2.55%		2.55%		(1.91%)	1,752%
Year ended August 31, 2010	17.79	(0.17)	0.36	0.19	(0.09)	-		(0.09)		17.89	1.06%		13,952	2.55%		2.55%		(0.91%)	1,447%
Year ended August 31, 2009	17.90	(0.01)	(0.10)	(0.11)	-	-	[11]	-	[11]	17.79	(0.60%)		13,438	2.79%		2.72%		(0.09%)	1,485%

[1] Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2] All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes.
[3] The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
[4] Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

[5]  Portfolio turnover is calculated without regard to short-term securities having a maturity of  less than one year.  Investments in options, swaps, and futures contracts and repurchase agreements are deemed short-term securities. The Fund's aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions.

[6] Hundredfold Select Alternative Fund Investor Class commenced operation on October 24, 2012.
[7] Not Annualized.

[8] Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

[9] Annualized.
[10] The Adviser made a contribution due to trade error. If the contribution had not been made, the total return would have been 7.38%.
[11] Amount is less than $0.01 per share.

See accompanying notes to financial statements.

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS

August 31, 2013

1.

ORGANIZATION

The Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund (each a “Fund”, and together the “Funds”) are each a diversified series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Each Fund currently offers Service Class Shares and, as of October 24, 2012, Hundredfold Select Alternative Fund also offers Investor Class Shares.

Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

On June 21, 2013, the Board of Trustees of the Trust (the “Board”) concluded that it was in the best interest of shareholders to close and liquidate the Hundredfold Select Global Fund. The Board determined that Hundredfold Select Global Fund’s small portfolio size was making it increasingly difficult for the portfolio manager to implement its stated strategy and meet return objectives. The Hundredfold Select Global Fund was liquidated and proceeded to distribute to the Fund’s shareholders on August 29, 2013.

The Hundredfold Select Alternative Fund seeks a moderate total rate of return (income plus capital appreciation) on an annual basis, by investing primarily in any combination of equity and fixed-income securities based on market conditions, trends and expectations. The Fund will invest directly in developed and emerging market countries in Europe, the Far East, the Middle East, Africa, Australia and Latin America. The Hundredfold Select Equity Fund seeks a high total rate of return (income from short-term trading plus capital appreciation) on an annual basis by investing at least 80% in equity securities or derivatives of such securities.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the fiscal year. Actual results could differ from those estimates.

a) Investment Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Financial futures, which are traded on an exchange, are valued at the settlement price determined by the exchange. Investments in open-end investment companies are valued at net asset value. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available.  If market quotations are not readily available or if Advisors Preferred, LLC (the “Advisor”) believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (“Board”) will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

b) Fair Value Team and Valuation Process - This team is composed of one or more officers from each of the (i) Trust, (ii) administrator, (iii) advisor and/or sub-advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor and/or sub-advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor and/or sub advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2013

 which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor and/or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended Funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by each Fund will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2013 for each Fund’s assets and liabilities measured at fair value:

Hundredfold Select Alternative Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Mutual Funds	$ 45,034,808	$ -	$ -	$ 45,034,808
Short-Term Investments	62,844,262	-	-	62,844,262
Total Investments	$ 107,879,070	$ -	$ -	$ 107,879,070
Derivative
Long Equity Swaps	$ -	$ 91,290	$ -	$ 91,290
Total	$ 107,879,070	$ 91,290	$ -	$ 107,970,360

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2013

Hundredfold Select Equity Fund

Assets	Level 1	Level 2	Level 3	Total
Investments
Mutual Fund	$ 1,863,678	$ -	$ -	$ 1,863,678
Exchange Traded Funds	1,806,894	-	-	1,806,894
Short-Term Investments	5,429,490	-	-	5,429,490
Total Investments	$ 9,100,062	$ -	$ -	$ 9,100,062
Derivatives
Future Contracts *	$ 1,710	$ -	$ -	$ 1,710
Total	$ 9,101,772	$ -	$ -	$ 9,101,772

* Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Funds did not hold any Level 3 securities during the current year ended.

There were no transfers into or out of Level 1 and Level 2 during the current year presented. It is each Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

c) Swap Contracts – The Funds are subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing their investment objective. The Funds may enter into various swap transactions, such as total return swaps and portfolio swaps for investment purposes or to manage interest rate, equity, or credit risk.   These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector).  Most equity swap agreements entered into by the Funds calculate the obligations of the parties on a “net basis”.  Consequently, a Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party.  The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Funds had been invested in the particular securities, plus dividends that would have been received on those securities.  The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts.  Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount.  However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest.  Payments may be made at the conclusion of the contract or periodically during its term.  Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps”.

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security).  The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap.  However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest.  These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap.  The Funds will typically enter into equity swap agreements in instances where the Advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

Each Fund may enter into Credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2013

CDS portfolio.  In general, CDS may be used by each Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

Each Fund may enter into Interest Rate Swaps. Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if each Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The Funds collateralize swap agreements with cash and certain securities if indicated on the Schedule of Investments of each of the Funds, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Funds. The Funds do not net collateral. In the event of a default by the counterparty, the Funds will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Funds are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty to the extent that posted collateral is insufficient. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is counterparty to a swap agreement is monitored by the Advisor.  The financial statements of these counterparties are available by accessing the SEC’s website, at www.sec.gov.

d) Stock Index Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell stock index futures contracts and options on such futures contracts.  A Fund may use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies.  Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.  Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.  Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses.  When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities.  This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate all cash, cash equivalents and liquid securities as collateral for written options, futures contracts and options on futures contracts.

f) Risks of Investing in Foreign Securities – The Hundredfold Select Equity Funds may invest in foreign securities.  Investments in foreign securities involve greater risks than investing in domestic securities.  As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries.  The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.  Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general.  The risk of political or social upheaval is greater in emerging markets.  In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, and a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2013

g) Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

h) Security Transactions and Related Income – Investment transactions are recorded on the trade date.  The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis.

i) Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

j) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income tax.  No provision for federal income taxes has been made.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax position, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2010 - 2012 or expected to be taken in each Fund’s 2013 tax return. The Funds identify their major tax jurisdictions as U.S. Federal, and foreign jurisdictions where each Fund makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

k) Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of each Fund.

l) Indemnifications – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

INVESTMENT TRANSACTIONS

For the year ended August 31, 2013, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) were:

	Hundredfold Select	Hundredfold Select
	Alternative Fund	Equity Fund
Purchases	$ 370,311,066	$ 71,590,801
Sales	$ 422,094,982	$ 72,932,620

The Funds uses derivative instruments as part of their principal investment strategy to achieve their investment objective.  For additional discussion on the risks associated with derivative instruments refer to Note 2.  As of August 31, 2013, the Hundredfold Select Equity Fund was invested in futures contracts. Hundredfold Select Alternative Fund was invested in swap contracts.

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2013

At August 31, 2013, the fair value of derivatives instruments was as follows:

Asset derivatives
		Foreign exchange risk	Equity risk	Credit risk	Commodity risk	Total
Hundredfold Select Alternative Fund	Swap Contracts[1]	$ (494)	$ -	$ 91,784	$ -	$ 91,290
	Total	$ (494)	$ -	$ 91,784	$ -	$ 91,290

Hundredfold Select Equity Fund	Futures[2]	$ -	$ 1,710	$ -	$ -	$ 1,710
	Total	$ -	$ 1,710	$ -	$ -	$ 1,710
1. Statement of Assets and Liabilities location: Unrealized appreciation on swaps
2. Cumulative appreciation (depreciation) of futures contracts is reported in the above table. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended August 31, 2013, were as follows:

		Foreign exchange risk	Equity risk	Credit risk	Commodity risk	Total
Hundredfold Select Alternative Fund	Realized gain (loss)[3]
	Futures contracts	$ 702,466	$ 570,462	$ (187,424)	$ 326,826	$ 1,412,330
	Swap contracts	(20,619)	248,955	1,357,402	-	1,585,738
	Total realized gain (loss)	$ 681,847	$ 819,417	$ 1,169,978	$ 326,826	$ 2,998,068
Change in unrealized appreciation (depreciation)[4]
	Futures contracts	$ -	$ (1,650)	$ -	$ (40,230)	$ (41,880)
	Swap contracts	(494)	(31,472)	(156,964)	-	(188,930)
	Total change in unrealized appreciation (depreciation)	$ (494)	$ (33,122)	$ (156,964)	$ (40,230)	$ (230,810)
Hundredfold Select Equity Fund	Realized gain (loss)[3]
	Futures contracts	$ -	$ 314,699	$ -	$ 24,583	$ 339,282
	Swap contracts	-	26,667	-	(17,721)	8,946
	Total realized gain (loss)	$ -	$ 341,366	$ -	$ 6,862	$ 348,228
Change in unrealized appreciation (depreciation)[4]
	Futures contracts	$ -	$ (40,070)	$ -	$ -	$ (40,070)
	Total change in unrealized appreciation (depreciation)	$ -	$ (40,070)	$ -	$ -	$ (40,070)

3.  Statement of Operations location:  Net realized gain (loss) on futures and swaps.

4.  Statement of Operations location:  Change in unrealized appreciation (depreciation) on futures and swaps.

The derivative instruments outstanding as of August 31, 2013 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2013

4.

AFFILIATED INVESTMENTS

Investments in other investment companies advised by the Advisor are defined as “affiliated”. Transactions in affiliates for the year ended August 31, 2013 were as follows:

	Hundredfold Select Alternative Fund	Hundredfold Select Equity Fund

Affiliated Investments	OnTrack Core Fund	OnTrack Core Fund

Market value at beginning of year	$ -	$ -

Shares at beginning of year	-	-
Shares purchased during the year	31,964	36,687
Share sold during the year	(31,964)	-

Shares at end of year	-	36,687

Dividend income earned during the year	$ 2,034	$ -

Cost of purchases during the year	$ 1,602,034	$ 1,900,000
Proceeds from sales during the year	1,667,856	-
Net realized gain during the year	65,822	-
Capital gain distribution	-	-
Market value at end of year	$ -	$ 1,863,678

5.

INVESTMENT ADVISORY AND OTHER AGREEMENTS

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds.  Advisors Preferred, LLC (“Advisor”), serves as investment advisor to the Funds. The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Investment Advisory Agreement:  Each Fund has entered into an investment advisory agreement with the Advisor.  The Advisor receives a fee, computed daily and payable monthly and applied to each Fund’s average daily net assets at an annual rate of 1.00%. In addition, the Advisor has entered into a sub-advisory agreement with Hundredfold Advisors, LLC (“Sub-Advisor”) whereby the Sub-Advisor will direct investment activities of each Fund.  The Sub-Advisor is paid by the Advisor and not the Fund.  The Advisor has voluntary waived a portion of the advisory fee that relates to each Fund’s holding in affiliated investments. The reduction in Advisor fees, pursuant to the voluntary waiver amounted to $1,331 and $1,597 for Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund, respectively. The waiver is voluntary, not contractual and may be terminated at any time.

Fund Services Agreement: The Funds have entered into a Fund Services Agreement (the “Agreement”) with GFS. Each Fund shall pay to GFS 45 basis points (0.45%) on assets up to $100 million, 40 basis points (0.40%) on assets $100 million to $250 million, 35 basis points (0.35%) on assets from $250 million to $500 million and 30 basis points (0.30%) on assets greater than $500 million. Basis point fees will be calculated based upon the average net assets of each Fund for the previous month.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by each Fund Service Class at an annual rate of 1.00% of its average daily net assets paid to Ceros Financial Services (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and-or maintenance of each Funds’ shareholder accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. The Distributor is an affiliate of the Advisor.

As of October 24, 2012 Hundredfold Alternative Fund opened a new class the “Investor Class” which provides a monthly service fee calculated by the Fund at an annual rate of 0.10% of its average daily net assets paid to the distributor, Ceros Financial Services (the

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2013

“Distributor”) to provide compensation for ongoing shareholder servicing related activities or services and-or maintenance of Investor’s Class shareholder accounts, not otherwise required to be provided by the Advisor.

During the year ended August 31, 2013, Ceros Financial Services, Inc. (“Ceros”), a registered broker/dealer and an affiliate of the Advisor executed trades on behalf Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund, and received $95,761 and $38,879, respectively, in trade commissions.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.

Each Trustee who is not an interested person of the Trust or Advisor will receive a quarterly fee of $4,000, allocated to all Funds in the trust, as well as reimbursement for any reasonable expenses incurred attending the meetings to be paid at the beginning of each calendar quarter. The Audit Committee Chairman receives an additional fee $1,000 fee quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

6.

 DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended August 31, 2013 and August 31, 2012 was as follows:

For fiscal year ended	Ordinary	Long-Term	Total
August 31, 2013	Income	Capital Gain	Distribution
Hundredfold Select Alternative Fund	$ 7,196,220	$ 226,662	$ 7,422,882

For fiscal year ended	Ordinary	Long-Term	Total
August 31, 2012	Income	Capital Gain	Distribution
Hundredfold Select Alternative Fund	$ 2,858,980	$ 530,726	$ 3,389,706

As of August 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	Loss and	Appreciation/	Accumulated
	Income	Gains	Forwards	Differences	Late Year Losses	(Depreciation)	Earnings/(Deficits)
Hundredfold Select Alternative Fund	$ 4,005,754	$ 860,037	$ -	$ -	$ -	$ 76,098	$ 4,941,889
Hundredfold Select Equity Fund	-	-	(2,486,532)	-	(110,434)	(40,600)	(2,637,566)

The difference between book basis and tax basis unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Hundredfold Select Equity Fund incurred and elected to defer such late year losses of $110,434.

The Regulated Investment Company Modernization Act of 2010, which was enacted on December 22, 2010, requires the Funds to utilize post-enactment (non-expiring) capital losses prior to pre-enactment capital loss carryovers for fiscal year ends beginning after the date of enactment.  As a result, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized.  At August 31, 2013, the Hundredfold Select Equity Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-Expiring	Non-Expiring
	August 31, 2017	Short-Term	Short-Term	Total
Hundredfold Select Equity Fund	$ 1,468,317	$ 984,883	$ 33,332	$ 2,486,532

Hundredfold Funds
NOTES TO THE FINANCIAL STATEMENTS (Continued)

August 31, 2013

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of net operating losses, fund distributions, and adjustments for partnerships and non-deductible expense, resulted in reclassification for the period ended August 31, 2013 as follows:

	Paid in	Undistributed Net	Accumulated Net Realized
	Capital	Investment Income	Gain/(Loss) from Investment
Hundredfold Select Alternative Fund	$ (1,011)	$ 460,240	$ (459,229)
Hundredfold Select Equity Fund	(136,371)	136,293	78

7.

RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.

UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds currently invest a portion of their assets in Fidelity Institutional Money Market Funds – Money Market Portfolio.  The Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund may redeem their investments at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Funds may be directly affected by the performance of the Fidelity Institutional Money Market Funds - Government Portfolio.  The financial statements of the Fidelity Institutional Money Market Funds – Money Market Portfolio, including the portfolio of investments, can be found at the Funds website, www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements.  As of August 31, 2013, Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund had invested approximately 46% and 60% respectively, of each of their net assets in the Fidelity Institutional Money Market Funds – Money Market Portfolio.

9.

 SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund

and Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund (the “Funds”), each a series of Northern Lights Fund Trust II, as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to the year ended August 31, 2012, were audited by another independent registered public accounting firm, whose report dated October 11, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hundredfold Select Alternative Fund and Hundredfold Select Equity Fund as of August 31, 2013, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

October 30, 2013

Expense Example Table
August 31, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs:  (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period beginning March 1, 2013 and ending August 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading  “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Annualized	Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio	March 1, 2013	August 31, 2013	Period (1)
Services Class
Hundredfold Select Alternative Fund
Based on actual fund return	2.44%	$1,000.00	$1,002.40	$12.32
Based on hypothetical 5% return	2.44%	1,000.00	1,012.91	12.38
Hundredfold Select Equity Fund
Based on actual fund return	2.41%	1,000.00	1,017.90	12.26
Based on hypothetical 5% return	2.41%	1,000.00	1,013.05	12.23

Investor Class
Hundredfold Select Alternative Fund
Based on actual fund return	1.54%	1,000.00	1,007.00	7.80
Based on hypothetical 5% return	1.54%	1,000.00	1,017.43	7.84

(1)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by the number of days in the fiscal year (365).

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 23, 2013, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Hundredfold Select Alternative Fund, and Hundredfold Select Equity Fund (the “Funds”), each a series of Trust, and Advisors Preferred LLC (“Advisors Preferred” or the “Adviser”).  The Board further considered the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Advisors Preferred and Hundredfold Advisors, LLC (“Hundredfold” or “Sub-Adviser”) with respect to the Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Advisory Agreement and the Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including the Advisory Agreement and the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Advisory Agreement and the Sub-Advisory Agreement and comparative information relating to the advisory fees and other expenses of the Fund.  The materials also included due diligence materials relating to the Adviser and the Sub-Adviser (including due diligence questionnaires completed by the Adviser and the Sub-Adviser, the Adviser’s and Sub-Adviser’s Forms ADV, select financial information of the Adviser and Sub-Adviser, bibliographic information regarding the Adviser’s and the Sub-Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of information provided by the Adviser and the Sub-Adviser, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Funds.

At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the renewal of the Advisory Agreement with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to the Meeting.  In their deliberations considering the Advisory Agreement, as appropriate, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s particular circumstances.

Nature, Extent and Quality of Services.  The Board reviewed materials provided by Advisors Preferred related to the proposed renewal of the Hundredfold Advisory Agreement, including its ADVs, a description of the manner in which investment decisions are made and executed, a review of the professional personnel performing services for the Funds, including the team of individuals that primarily monitors and executes the investment process.  The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representatives of Advisors Preferred with respect to a series of important questions, including: whether each was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Funds; and whether there are procedures in place to adequately allocate trades among its respective clients.  The Board reviewed the description provided on the practices for monitoring compliance with the Funds’ investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under Advisors Preferred’s compliance program.  The Board then reviewed the capitalization of Advisors Preferred based on financial information provided by and representations made by Advisors Preferred and concluded that Advisors Preferred was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Funds.  The Board concluded that Advisors Preferred had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Advisors Preferred to the Funds were satisfactory.

Performance.  The Board reviewed the performance of the Funds as compared to its peer group, Morningstar category and benchmark for the one year, five year and since inception periods noting the Hundredfold Select Alternative Fund has outperfomed its peer group, Morningstar and benchmark categories for the periods, yet moderately underperformed its benchmark, the S&P 500 Index for the one year period ended June 30, 2013.  With respect to the Hundredfold Select Equity Fund the Board noted that the Fund underperformed its peer group, Morningstar category and benchmark for the one year, five year and since inception periods. The Board further noted the recent changes made to the Hundredfold Select Equity Fund’s investment strategy, as discussed in the Meeting, in an effort to address concerns about the Fund’s performance.  After further discussion, the Board concluded that appropriate changes had been made, and Advisors Preferred appears to be addressing the performance concerns of the Hundredfold Select Equity Fund.   The Board concluded that overall, each of the Fund’s past performance was acceptable and generally in line with its risk level. They agreed that in areas where performance has lagged, Advisors Preferred has taken appropriate actions to address, and that the process and personnel Advisors Preferred has put in place are reassuring.

Fees and Expenses.  As to the costs of the services to be provided and profits to be realized by Advisors Preferred, the Board discussed the comparison of management fees and total operating expense data and reviewed each Fund’s advisory and overall expenses compared to a peer group comprised of funds constructed by Advisors Preferred with similar investment objectives and strategies and of similar size. The Board noted the 1.00% annual advisory fee based on the average net assets of the applicable Fund and concluded that based on Advisors Preferred’s experience, expertise, and services to be provided to each Fund, the fees to be charged by Advisors Preferred were reasonable and that Advisors Preferred is responsible for the sub-advisory fees payable to the Sub-Adviser out of the contractual advisory fee paid to Advisors Preferred by each of the Funds.  In addition, the Board considered that Advisors Preferred would be responsible for monitoring the Sub-Adviser to the Funds.  In so doing, Advisors Preferred would commit substantial financial and other resources to the management of each of the Funds.

Profitability.   The Board also considered the level of profits that could be expected to accrue to Advisors Preferred with respect to the Funds based on profitability reports and analyses reviewed by the Board and the selected financial information of Advisors Preferred provided by Advisors Preferred.  After review and discussion, the Board concluded that based on the services provided by Advisors Preferred and the projected growth of each Fund, the fees were reasonable and that anticipated profits from the Adviser’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which each of the Funds will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Funds, Advisors Preferred’s expectations for growth for each of the Funds, and concluded that any material economies of scale would not be achieved in the near term.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Sub-Advisory Agreement with Hundredfold. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by Hundredfold, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of Hundredfold; (iii) the performance history of Hundredfold for each Fund; and (iv) Hundredfold’s financial condition, history of operations and ownership structure.  In considering the renewal of the Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services.  As to the nature, quality and extent of the services provided by Hundredfold, the Board noted the experience of the portfolio management and research personnel of Hundredfold, including its experience in the investment field, education and industry credentials. The Board discussed the financial condition of Hundredfold and reviewed supporting materials.  The Board reviewed the presentation materials prepared by Hundredfold describing their investment process.  The Board discussed Hundredfold’s compliance structure and broker selection process.  The Board concluded that Hundredfold had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to each of the Funds were satisfactory.

Performance. The Board, including the Independent Trustees, considered the performance of each of the Funds and concluded that the performance obtained by Hundredfold for each of the Funds was satisfactory.  Although past performance is not a guarantee or indication of future results, the Board determined that each Fund and its shareholders were likely to benefit from Hundredfold’s management of such Funds’ portfolios.

Fees, Expenses and Profitability.  As to the costs of the services to be provided and profits to be realized by Hundredfold, the Board discussed the sub-advisory fees and considered that Hundredfold is to be paid by Advisors Preferred out of its advisory fees and not by the Funds.  The Board concluded that the sub-advisory fees to be paid to Hundredfold were reasonable in light of the anticipated quality of the services to be performed by it.  The Board also believed, based on information that Advisors Preferred provided that the Sub-Advisory Agreement had been negotiated at arm’s-length between Advisors Preferred and Hundredfold.  As to profitability, the Board discussed the total fee previously paid, and expected to be paid to Hundredfold based on each Fund’s current assets.  The Board noted that Hundredfold donates substantially all of its revenues to a charitable organization and that it receives no other compensation from the Funds or Advisors Preferred except the sub-advisory fee earned pursuant to the Sub-Advisory Agreement.  The Board did also note, however, that Spectrum Financial does receive a shareholder service fee for its clients that are invested in the Funds.  The Board further noted that, because all sub-advisory fees are paid by Advisors Preferred, the overall advisory fees paid by the Funds are not directly affected by the respective sub-advisory fees. Consequently, the Board did not consider the costs of services provided by Hundredfold or its profitability to be significant factors.  Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the Sub-Advisory Agreement were reasonable in light of the services to be provided thereunder.

Economies of Scale. Since the sub-advisory fees are not paid by the Funds, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Funds’ assets increase.

Conclusion: The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the Sub-Advisory Agreement and the weight to be given to each such factor.  Accordingly, having requested and received such information from Advisors Preferred and Hundredfold as the Board believed to be reasonably necessary to evaluate the terms of  each of the Advisory Agreement and the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Advisory Agreement and Sub-Advisory Agreement separately, (a) the terms of the Advisory Agreement (or Sub-Advisory Agreement) are reasonable; (b) the advisory fee (or sub-advisory fee) is reasonable; and (c) the Advisory Agreement (or Sub-Advisory Agreement) is in the best interests of the respective Fund, and its shareholders.  In considering the renewal of each of the Advisory Agreement and Sub-Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of each of the Advisory Agreement and Sub-Advisory Agreement was in the best interests of the Funds and their shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each of the Advisory Agreement and Sub-Advisory Agreement.

Hundredfold Funds
TRUSTEES AND OFFICERS (Unaudited)

August 31, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010)	22	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Northern Lights ETF Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	22	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense)
Keith Rhoades 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	22	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	22	Orizon Investment Counsel (financial services company) Board Member

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011

Director, Secretary and General Counsel of Constellation Trust Company since 2004; Secretary and General Counsel of Gemcom, LLC (financial printer) since 2004; Secretary, Manager and General Counsel of Northern Lights Compliance Services, LLC since 2004; Secretary and Chief Legal Officer of AdvisorOne Funds since 2003;  Secretary and General Counsel of Gemini Fund Services, LLC since 2012; General Counsel, Manager, CEO and Secretary of Northern Lights Distributors, LLC (mutual fund distributor) since 2003; General Counsel and Secretary of NorthStar Financial Services Group, LLC since 2003; General Counsel and Secretary of CLS Investments, LLC (investment advisor) since 2001; General Counsel and Secretary of Orion Advisor Services, LLC (back-office servicing company) since 2001;  Assistant Secretary to Northern Lights Fund Trust since 2011; and Assistant Secretary of Gemini Fund Services, LLC (2003-2012), Manager, NorthStar Financial Services Group, LLC (since 2012); Manager, Arbor Point Advisors, LLC (since 2012)

			22	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004)	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Emile Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003-2011); CCO of various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011)

			N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services,   LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-582-8006.

8/31/13-NLII-V3

Privacy Policy

                                               Rev. October 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

•

Gemini Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how each Fund’s voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-582-8006 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-582-8006.

INVESTMENT ADVISOR

Advisors Preferred, LLC

1445 Research Boulevard, #530

Rockville, MD 20850

SUB-ADVISOR

Hundredfold Advisors, LLC

2940 N. Lynnhaven Road, Suite 210A

Virginia Beach, VA 23452

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Mr. Keith Rhoades is audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Keith Rhoades is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $25,000

(b)

Audit-Related Fees

2013 - None

(c)

Tax Fees

2013 - $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $7,500

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

11/12/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

        Kevin E. Wolf, President

Date

11/12/13

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

11/12/13